UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 30, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 July 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1         844,793,000.00     817,980,748.50   10,186,040.86      964,535.63    11,150,576.49    0.00      0.00      807,794,707.64
A_2         292,707,000.00     278,980,658.94    5,093,173.23      331,289.53     5,424,462.76    0.00      0.00      273,887,485.71
M_1          50,050,000.00      50,050,000.00            0.00       82,791.04        82,791.04    0.00      0.00       50,050,000.00
M_2          39,000,000.00      39,000,000.00            0.00       98,637.50        98,637.50    0.00      0.00       39,000,000.00
M_3          31,200,000.00      31,200,000.00            0.00      130,910.00       130,910.00    0.00      0.00       31,200,000.00
P                   100.00             100.00            0.00      183,666.16       183,666.16    0.00      0.00              100.00
R                     0.00               0.00            0.00            0.00             0.00    0.00      0.00                0.00
TOTALS    1,257,750,100.00   1,217,211,507.44   15,279,214.09    1,791,829.86    17,071,043.95    0.00      0.00    1,201,932,293.35

AIO       1,300,000,000.00   1,261,847,617.43            0.00    3,669,244.42     3,669,244.42       0.00      0.00 1,247,085,760.65
O            42,249,900.00      44,636,109.99            0.00            0.00             0.00       0.00      0.00    45,153,467.29
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1     66987XCD5      968.26174992     12.05743994    1.14174198    13.19918192          956.20430998    A_1       1.415000 %
A_2     66987XCE3      953.10552512     17.40024403    1.13181280    18.53205683          935.70528108    A_2       1.425000 %
M_1     66987XCF0    1,000.00000000      0.00000000    1.65416663     1.65416663        1,000.00000000    M_1       1.985000 %
M_2     66987XCG8    1,000.00000000      0.00000000    2.52916667     2.52916667        1,000.00000000    M_2       3.035000 %
M_3     66987XCH6    1,000.00000000      0.00000000    4.19583333     4.19583333        1,000.00000000    M_3       5.035000 %
P       66987XCK9    1,000.00000000      0.00000000        ######            ###        1,000.00000000    P         0.000000 %
TOTALS                 967.76896097     12.14805238    1.42463106    13.57268344          955.62090860

AIO     66987XCJ2      970.65201341      0.00000000    2.82249571     2.82249571          959.29673896    AIO       3.489402 %
O       N/A          1,056.47847664      0.00000000    0.00000000     0.00000000        1,068.72364881    O         0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Chris Curti
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-5437
                              Fax: (212) 623-5932
                          Email: Chris.curti@chase.com


                        REMIC Available Funds - Group I                                                             15,027,942.59
                        REMIC Available Funds - Group II                                                             6,682,582.72

Sec. 4.03(a)(i)         Distributions of Principal

                                               Class A-1                                                            10,186,040.86
                                               Class A-2                                                             5,093,173.23
                                               Class M-1                                                                     0.00
                                               Class M-2                                                                     0.00
                                               Class M-3                                                                     0.00
                                               Class P                                                                       0.00

Sec. 4.03(a)(ii)        Distributions of Interest

                                               Class A-1                                                               964,535.63
                                               Class A-2                                                               331,289.53
                                               Class M-1                                                                82,791.04
                                               Class M-2                                                                98,637.50
                                               Class M-3                                                               130,910.00
                                               Class AIO                                                             3,669,244.42
                                               Class O                                                                       0.00
                                               Class P - Prepay Penalty                                                183,666.16

Sec. 4.03(a)(iii)       Pool Balances

                                               Group I Beginning Pool Balance                                      940,091,047.36
                                               Group I Ending Pool Balance                                         930,255,516.07
                                               Group II Beginning Pool Balance                                     321,756,570.07
                                               Group II Ending Pool Balance                                        316,830,244.58
                                               Total Beginning Pool Balance                                      1,261,847,617.43
                                               Total Ending Pool Balance                                         1,247,085,760.65

Sec. 4.03(a)(iv)        Mortgage Loan Information as of Determination Date

                                               Number of Mortgage Loans                                                     9,098
                                               Aggregate Principal Balance of Mortgage Loans                     1,247,085,760.65
                                               Beginning Weighted Average Mortgage Rate                                  7.7333 %
                                               Number of Subsequent Mortgage Loans Added during Prepayment Period            0
                                               Balance of Subsequent Mortgage Loans Added during Prepayment Period        0.00
                                               Balance of Pre-Funding Account                                             0.00

Section 4.03(a)(v) A    Group I and Group II Loans Delinquent
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     23            2,791,960.53                   0.30 %
                                               60-89 days                     10            1,405,005.12                   0.15 %
                                               90+days                         8            1,078,683.81                   0.12 %
                                               Total                      41                5,275,649.46                   0.57 %
                                                Group 2
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                      8              362,598.94                   0.11 %
                                               60-89 days                      3              564,239.80                   0.18 %
                                               90+days                         1               31,337.77                   0.01 %
                                                Total                         12              958,176.51                   0.30 %

Sec. 4.03 (a)(v) B      Group I and Group II Loans in Foreclosure

                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         70            8,415,332.19                 0.90 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         28            4,994,252.60                 1.58 %

Sec. 4.03(a)(v) C       Group I and Group II Loans in REO
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          5              400,966.85                 0.04 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Sec. 4.03(a)(vi)        Principal Prepayments

                                               Group I Prepayments                                                     8,930,855.57
                                               Group II Prepayments                                                    4,563,547.40

Sec. 4.03 (a)(vii)      Realized Losses

                                               Group I Current Period Realized Losses                                          0.00
                                               Group I Cumulative Realized Losses                                             51.33
                                               Group II Current Period Realized Losses                                     8,412.31
                                               Group II Cumulative Realized Losses                                         8,412.31

Sec. 4.03 (a)(ix)       Unpaid Interest Shortfall Amounts

                                               Unpaid Interest Shortfall - A-1                                                 0.00
                                               Unpaid Interest Shortfall - A-2                                                 0.00
                                               Unpaid Interest Shortfall - M-1                                                 0.00
                                               Unpaid Interest Shortfall - M-2                                                 0.00
                                               Unpaid Interest Shortfall - M-3                                                 0.00
                                               Unpaid Interest Shortfall - AIO                                                 0.00

Sec. 4.03 (a)(x)        Prepayment Interest Shortfalls not covered by the Servicer                                             0.00

Sec. 4.03 (a)(xi)       Credit Enhancement Percentage                                                                       13.07 %

Sec. 4.03 (a)(xii)      Available Funds Cap Carryforward Amount

                                               Available Funds Cap Carryforward Amount - A-1                                   0.00
                                               Available Funds Cap Carryforward Amount - A-2                                   0.00
                                               Available Funds Cap Carryforward Amount - M-1                                   0.00
                                               Available Funds Cap Carryforward Amount - M-2                                   0.00
                                               Available Funds Cap Carryforward Amount - M-3                                   0.00
                                               Remaining Available Funds Cap Carryforward Amount - A-1                         0.00
                                               Remaining Available Funds Cap Carryforward Amount - A-2                         0.00
                                               Remaining Available Funds Cap Carryforward Amount - M-1                         0.00
                                               Remaining Available Funds Cap Carryforward Amount - M-2                         0.00
                                               Remaining Available Funds Cap Carryforward Amount - M-3                         0.00

Sec. 4.03 (a)(xiii)     REMIC Pass-Through Rates

                                               REMIC Pass-Through Rate - A-1                                               1.4150 %
                                               REMIC Pass-Through Rate - A-2                                               1.4250 %
                                               REMIC Pass-Through Rate - M-1                                               1.9850 %
                                               REMIC Pass-Through Rate - M-2                                               3.0350 %
                                               REMIC Pass-Through Rate - M-3                                               5.0350 %
                                               REMIC Pass-Through Rate - AIO                                               3.4894 %
                                               Next REMIC Pass-Through Rate - A-1                                          1.4800 %
                                               Next REMIC Pass-Through Rate - A-2                                          1.4900 %
                                               Next REMIC Pass-Through Rate - M-1                                          2.0500 %
                                               Next REMIC Pass-Through Rate - M-2                                          3.1000 %
                                               Next REMIC Pass-Through Rate - M-3                                          5.1000 %

Sec. 4.03 (a)(xiv)      Supplemental Interest Payment

                                               Supplemental Interest Payment - A-1                                             0.00
                                               Supplemental Interest Payment - A-2                                             0.00
                                               Supplemental Interest Payment - M-1                                             0.00
                                               Supplemental Interest Payment - M-2                                             0.00
                                               Supplemental Interest Payment - M-3                                             0.00

Sec. 4.03 (a)(xv)       Swap Notional Amount and the Underwritten Certificates Principal Balance

                                               Underwritten Certificates Principal Balance                         1,201,932,293.35
                                               Swap Notional Amount                                                  800,000,000.00
                                               Difference                                                            401,932,293.35
                                               Funds paid to Swap Counterparty                                           964,718.75

Sec. 4.03 (a)(xvi)      Overcollateralization Amounts

                                               Required Overcollateralization Amount                                  45,500,000.00
                                               Overcollateralization Amount                                           45,153,467.30

Sec. 4.03 (a)(xvi)      Excess Cashflow                                                                                  525,769.62
